GUARANTY AND SURETYSHIP AGREEMENT

                IN CONSIDERATION of the credit accommodation granted or to be granted by CITIZENS BANK OF PENNSYLVANIA, a banking institution organized under the laws of the Commonwealth of Pennsylvania (the “Lender”), to INTERNATIONAL PLASTICS AND EQUIPMENT CORP., a Pennsylvania corporation (the “Principal”), pursuant to that certain Revolving Credit and Term Loan Agreement dated as of February 18, 2005 between the Lender and the Principal (the “Loan Agreement”) and that certain Revolving Credit Loan Note in the maximum principal amount of $3,500,000, the Term Note in the original principal amount of $1,500,000 and the Multi-Draw Term Note in the maximum principal amount of $1,000,000 each dated as of February 18, 2005 and payable by the Principal to the Lender (the “Notes”) and under the other Guaranteed Liabilities (as hereinafter defined), the undersigned; (i) guarantees and unconditionally becomes surety to the Lender, its successors, endorsees and assigns, for the payment on demand or at maturity of all Guaranteed Liabilities (as hereinafter defined); (ii) assents to all agreements made or to be made with the Lender by the Principal under or in connection with the transactions contemplated by the Loan Agreement or any of the other Guaranteed Liabilities; (iii) consents that the Lender may, by action or inaction, (a) exchange or surrender any property pledged by the Principal or any other obligor or provider of security for the Guaranteed Liabilities or any other obligations of the Principal to the Lender, (b) renew or change the terms of any or all of the Principal’s liabilities under the Loan Agreement or any of the other Guaranteed Liabilities, or (c) waive any of the Lender’s rights or remedies against the Principal or any other surety or guarantor of the Principal’s liabilities under the Loan Agreement, any of the other Guaranteed Liabilities or under any other agreement or instrument of indebtedness; and (iv) waives any right, under any statute or rule of law, where such right or rights can be legally waived, to require the Lender to take any action against the Principal or to marshal its claims against any or all of the Principal’s assets.

“Guaranteed Liabilities” shall mean all liabilities (primary, secondary, direct, contingent, sole, joint and/or several) of the Principal to the Lender, now or hereafter arising, including, without limitation, (a) all liabilities now or hereafter arising under the Loan Agreement, the Notes and any and all other documents and agreements executed and delivered by the Principal to the Lender in connection with the Loan Agreement, (b) all other debts, liabilities, duties and obligations of the Principal to the Lender now existing or contracted or incurred after the date of this Agreement, whether arising under or in connection with the Loan Agreement or arising under any other agreement, instrument or undertaking made by or for the benefit of the Borrower to or for the benefit of the Bank including, without limitation, all obligations under any interest rate cap, swap, hedge or other interest rate protection agreement, cash management or treasury agreement or currency exchange agreement, credit or debit card program or agreement and all reimbursement and other obligations arising under or with respect to any letters of credit, and (c) all costs and expenses incurred by the Lender in the collection of any of the Guaranteed Liabilities or in connection with the enforcement of any of the duties and obligations of the Principal to the Lender, including reasonable attorneys’ fees and legal expenses.

The obligations of the undersigned under this Agreement are direct and primary obligations of the undersigned and are independent of the Guaranteed Liabilities, and a separate action or actions may be brought against the undersigned regardless of whether action is brought against the Principal, any other guarantor or surety or any other person or whether the Principal, any other guarantor or surety or any other person is joined in any such action or actions. Furthermore, the obligations of the undersigned under this Agreement shall be absolute, unconditional and irrevocable, irrespective of (x) any lack of legality, validity, enforceability, allowability (in a bankruptcy, insolvency, reorganization, dissolution or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any of the Guaranteed Liabilities, (y) any bankruptcy, insolvency, reorganization, dissolution or similar proceedings with respect to, or any change, restructuring or termination of the corporate structure or existence of, the Principal, the undersigned or any other person, or (z) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Principal or a guarantor or surety.

                The undersigned further agrees that:

                1.             The undersigned need not be notified by the Lender of its acceptance of this Agreement or of its intention to act in reliance on this Agreement, or of any loan to or any other transaction between the Lender and the Principal or any default by the Principal or Event of Default under the Loan Agreement or any of the other Guaranteed Liabilities.

                2.             The undersigned will hold harmless the Lender and will pay to the Lender on demand all costs and expenses (including reasonable counsel and paralegal fees) which may be incurred in the enforcement of any of the Guaranteed Liabilities of the Principal, or of the rights of the Lender against the undersigned.

                3.             Until such time as all Guaranteed Liabilities are finally and irrevocably paid in full, the undersigned agrees not to seek recourse against the Principal by subrogation or otherwise in the event the undersigned is called upon to pay the Lender under the suretyship established by this Agreement. Until such time as all Guaranteed Liabilities are paid in full, the undersigned irrevocably waives any and all rights it may have at any time (whether arising directly or indirectly, by operation of law or contract) to assert any claim against any or all of the Principal on account of payments made by the undersigned under this Agreement, including, without limitation, any and all rights of subrogation, reimbursement, exoneration, contribution or indemnity.

                4.             If any Secured Liability of the Principal to the Lender is not paid when due, the Lender: (a) may forthwith recover from the undersigned the full amount of any liability under this Agreement, at any time or times without demand, notice, presentment or protest of any kind to any party including the undersigned (all of which are waived); and (b) may sell all or any part of any property held as security under this Agreement on any exchange or at public or private sale at the option of the Lender, at any time or times without advertisement or demand upon or notice to the undersigned (all of which are waived), except such notice as is required by applicable statute and cannot be waived, with the right on the part of the Lender or its nominee to become the purchaser of the property at such sale (unless prohibited by statute).

                5.             The undersigned agrees and acknowledges that its liability under this Agreement is absolute and that no set-off, recoupment, claim, reduction or diminution of any obligation, or any defense of any kind or nature, which the undersigned or the Principal now have or in the future may have against the Lender shall be available under this Agreement to the undersigned against the Lender, except that the undersigned may assert as a defense against the Lender only full, final and irrevocable payment and performance by the undersigned or the Principal of all obligations of the Principal and the undersigned to the Lender.

                6.             This Agreement will continue as to the undersigned until all Guaranteed Liabilities of the Principal to the Lender are satisfied in full and all loan agreements, obligations and duties with respect to such indebtedness are terminated.

                7.             If any settlement, discharge, payment, grant of security or transfer of property relating to discharging any duty or liability created under this Agreement is rescinded or avoided by virtue of any provision of any bankruptcy, insolvency, or other similar law affecting creditors’ rights, the Lender will be entitled to recover the value or amount of any such settlement, discharge, payment, grant of security or transfer of property from the undersigned as if such settlement, discharge, payment, grant of security or transfer of property had not occurred.

                8.             Any failure by the Lender to exercise any right under this Agreement will not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter.

                9.             The undersigned represents and warrants to the Lender that: (a) the undersigned is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada; (b) the undersigned has power and authority to execute, deliver and perform the provisions of this Agreement and all such action has been duly and validly authorized by all necessary corporate proceedings on its part; (c) this Agreement has been duly and validly executed by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable in accordance with the terms of this Agreement and; (d) neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated in this Agreement nor the performance of or compliance with the terms and conditions of this Agreement will (i) violate any law, or (ii) conflict with or result in a breach of or a default under the articles of incorporation or bylaws of the undersigned or any material agreement or instrument (other than agreements and instruments in favor of the Lender) to which the undersigned or any of its properties may be subject or bound.

                10.           This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. The undersigned consents to the exclusive jurisdiction and venue of the Federal and State courts located in Allegheny County, Pennsylvania in any action on, relating to or mentioning this Agreement.

                (a)           The undersigned hereby agrees that any suit, action or proceeding with respect to this Agreement or any judgment entered by any court in respect of any thereof may be brought in the Court of Common Pleas of the Commonwealth of Pennsylvania, Allegheny County or in the United States District Court for the Western District of Pennsylvania, as the party commencing such suit, action or proceeding may elect in its sole discretion; and the undersigned hereby irrevocably submits to the jurisdiction of such courts for the purpose of any suit, action, proceeding or judgment.

                (b)           The undersigned hereby irrevocably waives any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in Court of Common Pleas of the Commonwealth of Pennsylvania, Allegheny County or in the United States District Court for the Western District of Pennsylvania, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                (c)           The undersigned irrevocably waives, to the fullest extent permitted by applicable law, any claim that any action or proceeding commenced by the Lender relating in any way to this Agreement should be dismissed or stayed by reason, or pending the resolution, of any action or proceeding commenced by the undersigned relating in any way to this Agreement whether or not commenced earlier. To the fullest extent permitted by applicable law, the undersigned shall take all measures necessary for any such action or proceeding commenced by the Lender to proceed to judgment prior to the entry of judgment in any such action or proceeding commenced by the undersigned.

                                11.           The undersigned hereby represents and warrants to the Lender as follows:

                (a)           The provisions of Article III of the Loan Agreement are hereby incorporated by reference (together with all related definitions and cross references). The undersigned hereby represents and warrants to the Lender as provided therein.

                (b)           Each request (including any deemed request) by the Principal for any extension of credit under the Loan Agreement or any other document or agreement evidencing any of the Guaranteed Liabilities shall be deemed to constitute a representation and warranty by the undersigned to the Lender that the representations and warranties made by the undersigned in this Section 11 are true and correct on and as of the date of such request with the same effect as though made on and as of such date. Failure by the Lender to receive notice from the undersigned to the contrary before the Lender makes any extension of credit under the Loan Agreement or any other document or agreement evidencing any of the Guaranteed Liabilities shall constitute a further representation and warranty by the undersigned to the Lender that the representations and warranties made by the undersigned in this Section 11 are true and correct on and as of the date of such extension of credit with the same effect as though made on and as of such date.

                12.           Reference is hereby made to the provisions of Articles V and VI of the Loan Agreement (together with all related definitions and cross references). To the extent such provisions impose upon the Principal a duty to cause the undersigned to do or refrain from doing certain acts or things or to meet or refrain from meeting certain conditions, the undersigned shall do or refrain from doing such acts or things, or meet or refrain from meeting such conditions, as the case may be.

                13.           (a)           Neither the undersigned nor any Affiliate of the undersigned is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

                (b)           Neither the undersigned nor any Affiliate of the undersigned or their respective agents acting or benefiting in any capacity in connection with the Guaranteed Liabilities or other transactions hereunder, is any of the following (each a “Blocked Person”): (i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224; (ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224; (iii) a Person or entity with which the Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (iv) a Person or entity that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order No. 13224; (v) a Person or entity that is named as a “specially designated national” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list, or (vi) a person or entity who is affiliated or associated with a person or entity listed above. Neither the undersigned, nor to the best of its knowledge, any of the Affiliates of the undersigned, acting in any capacity in connection with the Guaranteed Liabilities or any other transaction hereunder (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224.

                (c)           For purposes of this Section 12, the following terms shall have the meanings ascribed to such terms below.

Anti-Terrorism Laws  shall mean any Laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing Laws may from time to time be amended, renewed, extended, or replaced).

Executive Order No. 13224  shall mean the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

USA Patriot Act  shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

                14.           The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall for any reason be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

15. THE UNDERSIGNED WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ON, RELATING TO OR MENTIONING THIS AGREEMENT.	INITIAL:
JG

                IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has duly executed this Agreement as of the 18th day of February, 2005.

IPEC HOLDINGS, INC.

By:	/s/ Joseph Giordano, Jr.
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Title:	President
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Name:	Joseph Giordano, Jr.
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